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                                                                    EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation of our report dated March 22, 1999, included in this Form 10-KSB into the Company's previously filed Registration Statement No. 33-90376 on Form S-8.



Morrison & Liebswager, P.C.

March 22, 1999